Supplement, dated November 1, 2002,
                     to the Prospectuses, dated May 1, 2002,
                                       of
                  Seligman Common Stock Fund, Inc. (the "Fund")

      On November 1, 2002, the shareholders of the Fund approved amendments to the Fund's investment objectives. As amended, the Fund's investment objective is total return through a combination of capital appreciation and current income.

      In connection with the amendment to its investment objectives, the Fund's Board of Directors has approved changes to the Fund's investment strategies. Under a new investment strategy, the Fund will seek to produce a level of current income consistent with its primary benchmark, the Standard & Poor's 500 Composite Stock Index. This strategy allows for variations over time in the level of current income produced by the Fund, which J. & W. Seligman & Co. Incorporated, the Fund's investment manager, believes will provide flexibility to construct a portfolio of common stocks capable of providing shareholders with an attractive total return.

      In addition, shareholders approved the amendment or elimination of certain of the Fund's fundamental restrictions. The Fund's amended fundamental restrictions, as well as certain non-fundamental restrictions approved by the Fund's Board of Directors, are described in a supplement, dated November 1, 2002 (the "SAI Supplement"), to the Fund's Statement of Additional Information, dated May 1, 2002 (the "SAI"). The SAI and the SAI Supplement are incorporated by reference into (are legally a part of) the Fund's Prospectuses.

      Copies of the SAI and the SAI Supplement are available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. The SAI and the SAI Supplement are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.